UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2004 (May 6, 2004)

DEVON ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30176	73-1567067
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

20 NORTH BROADWAY, OKLAHOMA CITY, OK (Address of Principal Executive Offices)	73102 (Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
Press Release

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99	Devon Energy Corporation Press Release dated May 6, 2004.

Item 12. Results of Operations and Financial Condition

     Devon Energy Corporation hereby furnishes the information set forth in its Press Release, dated May 6, 2004, announcing first quarter results, a copy of which is attached as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEVON ENERGY CORPORATION

	By:	/s/ Danny J. Heatly

Danny J. Heatly
Vice President – Accounting

Date: May 7, 2004